UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) - February 25, 2008

Whirlpool Corporation
 (Exact name of registrant as specified in its charter)

Delaware	1-3932	38-1490038
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 M63 North
Benton Harbor, Michigan
(Address of principal executive offices)

Registrant's telephone number, including area code:  (269) 923-5000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Contract

On February 25, 2008, Whirlpool Corporation ("Whirlpool") completed an offering of $500,000,000 aggregate principal amount of 5.500% Notes due 2013 (the "Notes").  In connection with the offering, Whirlpool entered into a Selling Agency Agreement and Terms Agreement with Banc of America Securities LLC and Greenwich Capital Markets, Inc., as representatives of the several underwriters listed therein (collectively, the "Underwriters"), pursuant to which Whirlpool agreed to sell and the Underwriters agreed to purchase, subject to and upon terms and conditions set forth therein, the Notes.  The offering of the  Notes is expected to close on February 28, 2008.

The Notes were issued under the Indenture dated as of March 20, 2000, between Whirlpool and U.S. Bank National Association, as trustee, which is incorporated by reference into Registration Statement No. 333-131627, and an officer's certificate establishing the terms and providing for the issuance of the senior notes.

The Notes are subject to the Registration Statement that Whirlpool filed with the SEC relating to the public offering from time to time of securities of Whirlpool pursuant to Rule 415 of the Securities Act of 1933, as amended. In connection with Whirlpool filing with the SEC a pricing supplement, dated February 25, 2008, a preliminary prospectus supplement, dated February 20, 2008 and prospectus, dated February 7, 2006, relating to the public offering of the Notes, Whirlpool is filing certain exhibits as part of this Current Report on Form 8-K. See "Item 9.01 -- Financial Statements and Exhibits."

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are being filed herewith:

(1.1) Selling Agency Agreement, dated February 25, 2008, among Whirlpool, Banc of America Securities LLC and Greenwich Capital Markets, Inc., as representatives of the several underwriters named therein.

(1.2) Terms Agreement, dated February 25, 2008, among Whirlpool, Banc of America Securities LLC and Greenwich Capital Markets, Inc., as representatives of the several underwriters named therein.

(5.1) Opinion of Mayer Brown LLP as to the validity of the securities being registered.

(23.1) Consent of Mayer Brown LLP (contained in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHIRLPOOL CORPORATION

By:  /s/ Daniel F. Hopp
       Name: Daniel F. Hopp
       Title:   Senior Vice President,

                   Corporate Affairs, General
                   Counsel and Secretary

DATE:  February 27, 2008